                                                                   Exhibit 10.41

                               ROYALTY AGREEMENT


     This ROYALTY AGREEMENT ("Agreement"), dated as of June 30, 1999, is entered into by and between Baxter Healthcare Corporation, a Delaware corporation having a place of business at 1627 Lake Cook Road, Deerfield, Illinois 60015 ("Baxter"), Nexell Therapeutics Inc., a Delaware corporation having a place of business at Nine Parker, Irvine, California 92618 ("Nexell Therapeutics"), and Nexell of California, Inc., a Delaware corporation having a place of business at Nine Parker, Irvine, California 92618 ("Nexell California").

                                   RECITALS

     WHEREAS, Baxter and Nexell entered into a strategic alliance in the ex vivo cell therapies business in 1997, pursuant to that certain Asset Purchase Agreement (the "Acquisition Agreement") dated as of October 10, 1997, and those certain related agreements referred to therein, dated as of December 17, 1997, including, inter alia:

     - the Hardware and Disposables Manufacturing Agreement (as amended, the "Manufacturing Agreement");

     - the Hardware and Disposables Supply Agreement (as amended, the "Supply Agreement");

     - the Antibody Manufacturing and Storage Agreement (as amended, the "Antibody Agreement");

     -  the Services Agreement (as amended, the "Original Services Agreement");

     - the Marketing, Sales and Distribution Agreement (as amended, the "Distribution Agreement"); and

     - the Non-Competition and Confidentiality Agreement (as amended, the "Non-Compete Agreement").

     WHEREAS, pursuant to the Acquisition Agreement, Baxter sold to Nexell certain Assets relating to its Division (as that capitalized term is defined in the Acquisition Agreement) and Business (as that capitalized term is defined in the Acquisition Agreement).

     WHEREAS, Baxter and Nexell have agreed to (a) modify the terms of their relationship with respect to services provided by Baxter to Nexell, as set forth in the Original Services Agreement; (b) terminate the Original Services Agreement; (c) enter into a United States and Canada Instrument Services Agreement and a Management Services Agreement of even date herewith, as those capitalized terms are defined in, and pursuant to, that certain Asset Transfer Agreement, by and among Baxter and Nexell of even date herewith (the "Asset Transfer Agreement"); and (d) enter into a European Services Agreement and additional instrument service agreements for the rest of the world (other than the United States and Canada) to be negotiated and agreed to by the parties on or before the ROW Asset Transfer Closing, as those capitalized terms are defined in, and pursuant to, that certain Asset Transfer Agreement.

     WHEREAS, Baxter and Nexell have also agreed to terminate the Distribution Agreement, pursuant to the terms of the Asset Transfer Agreement.

     WHEREAS, Baxter and Nexell have agreed to enter into this Royalty Agreement as further consideration for the Asset Transfer Agreement and in consideration for the transfer of certain intellectual property pursuant to the Acquisition Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, Baxter and Nexell hereby agree as follows:

     1.  Definitions.

         1.1 Terms Defined in Preamble and Recitals: As used herein, all capitalized terms defined in the Preamble and Recitals of this Agreement shall bear the meanings ascribed to such terms as set forth therein.

         1.2 Other Terms: As used herein, the following capitalized terms shall have the following meanings:

               A. "Affiliate" of a party shall mean any entity (i) which directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the party or (ii) fifty percent (50%) or more of the voting capital stock (or in the case of an entity which is not a corporation, fifty percent (50%) or more of the equity interest) of which is beneficially owned or held by a party or any of such party's Subsidiaries. The term "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity (other than a natural person), whether through the ownership of voting capital stock, by contract or otherwise.

               B.   "Distributed Products" shall bear the meaning set forth in
                                     Schedule 1.2(B) attached hereto.
                                     ---------------
               C. "Field of Distribution" means the worldwide market in connection with the Maxsep(R) and/or Isolex(R) Products used for the selection of cells with one or more of the CD34, B Cell, T Cell or breast cancer antibodies for the treatment, mitigation, prophylaxis or selection of/for cancer, including the research market; and any product used for the treatment, mitigation, prophylaxis or selection of/for cancer based upon the selection or use of CD 34+ cells, including the research market; but excluding the genetic manipulation of such cells.

               D. "Net Sales" shall mean gross sales less returns, rebates, and trade and cash discounts.

               E. "Nexell" shall mean, individually and collectively, jointly and severally, Nexell Therapeutics and Nexell California.

               F. "Nexell Group" shall mean, individually and collectively, jointly and severally, Nexell and any and all of Nexell's Affiliates.

               G. "Royalty Effective Date" means the first to occur of: (1) January 1 of the first year in which annual, aggregate Net Sales of Distributed Products in the Field of Distribution are at least fifty million dollars ($50,000,000); or (2) January 1, 2001.

               H. "Subsidiary" means, as to any party, any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the party, by one or more of its subsidiaries, or by the party and one or more of its subsidiaries.

     2.      Term.

             2.1  Term:  This Agreement shall expire on December 17, 2008.

     3.      Royalties and Reports

     3.1 Royalties: For all Distributed Products sold by the Nexell Group on or after January 1, 2001 in the Field of Distribution, Nexell will pay to Baxter an earned royalty of five percent (5%) of such Net Sales of Distributed Products by the Nexell Group. If the Royalty Effective Date occurs before January 1, 2001, Nexell will pay to Baxter an earned royalty of: (1) five percent (5%) of worldwide Net Sales of Distributed Products by the Nexell Group in excess of fifty million dollars ($50,000,000) per calendar year in and for the calendar year in which the Royalty Effective Date occurs; and (2) five percent (5%) of all worldwide Net Sales of Distributed Products by the Nexell Group in subsequent calendar quarters.


     3.2  Reports

          (a) Nexell agrees to make written reports to Baxter quarterly, within sixty (60) days next following the end of each calendar quarter during the term of this Agreement, identifying in each such report the Nexell Group's worldwide Net Sales of Distributed Products during the preceding calendar quarter and the amount of royalty due. Calendar quarters shall begin January 1, April 1, July 1, and October 1 of each year. The first such report shall include all such sales granted between June 30, 1999 and the end of the quarter that follows the date of this Agreement.

          (b) Nexell agrees to make a last written report to Baxter within sixty
              (60) days after the date of termination of this Agreement for worldwide Net Sales of Distributed Products by the Nexell Group upon which royalties are payable hereunder but which were not previously reported. The obligation to make reports and to pay royalties shall terminate upon termination of this Agreement, except that royalties accrued but not paid prior to such termination shall be payable with the last written report of this
              Section 3.2.

          (c) During the term of this Agreement and for one (1) year thereafter, Nexell agrees to keep records of all worldwide Net Sales of Distributed Products by the Nexell Group in sufficient detail to enable the royalties paid hereunder to be determined. Baxter may audit the Nexell Group's books and records for the purpose of determining compliance with the terms of this Agreement. Baxter may use independent outside auditors (who may participate fully in such audit). In the event that an audit is proposed with respect to information which Nexell wishes not to disclose to Baxter ("Restricted Information"), then on the written demand of Nexell the individuals conducting the audit with respect to the Restricted Information will be limited to Baxter's independent auditors. In such event, Nexell shall pay the costs of the independent auditors conducting such audit, but only with respect to that portion of the audit relating to the Restricted Information. Such independent auditors shall enter into an agreement with the relevant parties, on terms that are agreeable to the parties, under which such independent auditors shall agree to maintain the confidentiality of the information obtained during the course of such audit and establishing what information such auditors will be permitted to disclose in reporting the results of any audit of Restricted Information. Any such audit shall be conducted during regular business hours in a manner that does not interfere unreasonably with the operations of Nexell. The aggregate number of audits of Nexell's books and records conducted under this Agreement shall not exceed one (1) financial audit in any twelve (12) month period unless the next preceding audit disclosed a failure to conform to the terms of this Agreement. Subject to the foregoing limitations, any such audit shall be conducted when requested by notice given not less than thirty (30) days prior to the commencement of the audit. If by such audit Baxter discovers unauthorized activities, or if the amount of royalties due set forth in the auditor's report deviates by more than ten percent (10%) from the amount of royalties due reported by Nexell for the same period, Nexell shall reimburse Baxter for the cost of the audit. Any additional amounts due to Baxter from Nexell as the result of such an audit shall be paid by Nexell within thirty (30) days of receipt by Nexell of a copy of the auditor's report and a notice from Baxter of the additional amounts due

          3.3    Payment of Royalties: Together with each report referred to in
          Section 3.2 hereof, Nexell shall pay to Baxter the applicable royalties due as specified in this Section 3 for the worldwide Net Sales of Distributed Products by the Nexell Group covered by the report. All royalties or portions of royalties that remain unpaid at the end of this 60-day period will accrue interest at a rate of 1.5% per month or such maximum rate permitted by applicable law.

     4.   Baxter's Continuing Rights

          4.1 Co-promotion of Distributed Products: Baxter shall be provided the opportunity to co-promote any or all of the Distributed Products in the Field of Distribution. Specifically, Baxter may provide information about the Distributed Products to potential customers, provided that any such written information (other than correspondence
          -------------
          that does not include information regarding the performance of the Distributed Products) so provided by Baxter shall have been pre-approved by an appropriate member of the Nexell Group. In the event that such a potential customer expresses an interest in the Distributed Products, Baxter shall refer the potential customer to an appropriate member of the Nexell Group for further contact by the appropriate member of the Nexell Group. No member of the Nexell Group shall provide any Distributed Products to any such customer before informing such customer that (a) the business and sales relationship evidenced by such agreement is between Nexell and the customer, and
          (b) that Baxter is not an agent for the Nexell Group nor a party to the agreement between the Nexell Group and the customer. Nothing in this Royalty Agreement shall be construed as an obligation by Baxter to sell, market or distribute any of the Distributed Products.

          4.2 Right of First Negotiation: In the event that Nexell elects to abandon and/or discontinue substantially all efforts to develop or market (or to have developed or marketed) the Distributed Products, or any of them (the "Discontinued Products"), within the Field of Distribution or any sub-field thereof, and Nexell elects to sell
                                                 ---
          Nexell's right to make, have made, use and sell the Discontinued Products in the Product Field or any sub-field thereof to a third party, Baxter shall have a right of first negotiation to obtain an exclusive worldwide license to make, have made, use and sell in such Product Field or sub-field, those Discontinued Products. After Nexell notifies Baxter of Nexell's intention to sell such right, Baxter will have sixty (60) days to respond to Nexell and to negotiate the material terms and conditions of such a license. The terms and conditions of such a license shall be negotiated by Nexell and Baxter, bargaining in good faith, and documented in a written agreement, signed by authorized representatives of both parties. If, after notice to Baxter and expiration of sixty (60) days without completed negotiation of the material terms of a license agreement with respect to any Discontinued Product described in such notice, Nexell shall have no further obligations to Baxter with respect to such specific Discontinued Products under this Section 4.2.

          5.     Dispute Resolution.

                 5.1   Provisional Remedies: The procedures specified in this
                       Section 5 shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement; provided, however,
                                                             --------  -------
                       that
                 a party, without prejudice to these procedures, may seek a preliminary injunction or other provisional relief if, in its sole judgment, such action is deemed necessary to avoid irreparable damage or to preserve the status quo. During such action, the parties will continue to participate in good faith in the procedures specified in this Section 5.

          5.2 Negotiations Between Executives: The parties will attempt in good faith to resolve promptly any claim or controversy arising out of or relating to the execution, interpretation or performance of this Agreement (including the validity, scope and enforceability of the provisions contained in this Section
                 5), promptly by negotiation between their designated executives.

          5.3 Arbitration: In the event that any dispute arising out of or relating to this Agreement or its breach, termination or validity has not been resolved after good faith negotiation pursuant to the procedures of Section 5.2, such dispute shall, upon written notice by either party to the other, be finally settled by arbitration administered by the Center for Public Resources in accordance with the provisions of its Commercial Arbitration Rules and the United States Federal Arbitration Act, as modified below:

                 A. The arbitration shall be heard by a panel of three (3) independent and impartial arbitrators all of whom shall be selected from a list of neutral arbitrators supplied by the Center for Public Resources. From such list, each of Baxter and Nexell shall select one (1) arbitrator, and the arbitrators so selected shall select a third. The panel shall designate one (1) among them to serve as chair.

                 B. The arbitration proceedings shall be conducted in Los Angeles County or Orange County in the State of California.

                 C. Any party may seek interim or provisional remedies under the Federal Rules of Civil Procedure and the United States Federal Arbitration Act as necessary to protect the rights or property of the party pending the decision of the arbitrators.

                 D. The parties shall allow and participate in limited discovery for the production of documents and taking of depositions, which shall be conducted in accordance with the Commercial Arbitration Rules of the Center for Public Resources. All discovery shall be completed within sixty
                      (60) days following the filing of the answer or other responsive pleading. Unresolved discovery disputes shall be brought to the attention of the chair of the arbitration panel and may be disposed of by the chair.

                 E. Each party shall have up to fifty (50) hours to present evidence and argument in a hearing before the panel of arbitrators, provided that the chair of the panel of arbitrators may establish such longer times for presentations as the chair deems appropriate.

                 F. The arbitration award shall be rendered by the arbitrators within fifteen (15) business days after conclusion of the hearing of the matter, shall be in writing and shall specify the factual and legal basis for the award. Judgment thereon may be entered in any court having jurisdiction thereof.

                 G. The arbitrators are empowered to order money damages in compensation for a party's actual damages, specific performance or other appropriate relief to cure a breach; provided, however, that the arbitrators will have no
                      --------  -------
                      authority to award special, punitive or exemplary damages, or other money damages that are not measured by the prevailing party's actual damages.

          5.4 Performance During Dispute: Each party is required to continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement, unless to do so would be commercially impossible or impractical under the circumstances.

     6. Choice of Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without application of conflicts of law principles, and, subject to Section 5 above, each party hereby submits to the jurisdiction and venue of any state or federal court in the State of Delaware. To the extent permissible by law, each of the parties hereby waives, releases and agrees not to assert, and agrees to cause its Affiliates to waive, release and not assert, any rights such party or its Affiliates may have under any foreign law or regulation that would be inconsistent with the terms of this Agreement as governed by Delaware law.

     7. Provisions Contrary to Law/Severability. In performing this Agreement, the parties hereto shall comply with all applicable laws. Nothing in this Agreement shall be construed so as to require the violation of any law, and wherever there is any conflict between any provision of this Agreement and any applicable law, the applicable law shall prevail. In the event any provision of this Agreement conflicts with any applicable law or is otherwise determined by an arbitrator or court having valid jurisdiction thereof to be unenforceable, the affected provision of this Agreement shall be deemed to have been modified to the extent necessary so as not to conflict with the applicable law or to be unenforceable or, if such modification is not possible, such provision shall be deemed to have been deleted herefrom, without affecting, impairing or invalidating the remaining provisions of this Agreement.

     8. Entire Agreement. This Agreement, together with any exhibits or schedules attached hereto, constitutes the entire agreement between the parties as to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are merged into, extinguished by and completely expressed by this Agreement.

     9. Waivers and Modifications. The failure of any party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision. No waiver, modification, release or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing signed by the party to be bound by such waiver, modification, release or amendment.

     10. No Other Licenses. Except as may otherwise be agreed to by the parties in writing, neither party shall use the name of the other party in any promotional materials or advertising without the prior written consent of the other party. Neither party shall at any time assert any claim to any goodwill, reputation or ownership of the other party's Intellectual Property (as that capitalized term is defined in the Manufacturing Agreement) and all uses of a party's Intellectual Property shall inure to the benefit of that party.

     12. Assignment. Nexell may assign its rights and obligations hereunder to any Affiliate of Nexell without prior notice to or consent of Baxter, provided that Nexell shall remain liable hereunder to Baxter
          -------- ----
          for all liabilities, obligations and/or duties of Nexell so assigned to such Affilitate. Baxter may assign its rights and obligations hereunder to any Affiliate of Baxter without prior notice to or consent of Nexell. No assignment by Baxter or by Nexell, or by any permitted assignee, shall be effective unless and until the assignee shall have agreed to become bound by the provisions of the Non-Compete Agreement to the same extent and in the same manner as Baxter (in the case of a Baxter assignee) or Nexell (in the case of a Nexell assignee) is bound. No party hereto may assign any of its rights or obligations under this Agreement, unless and to the extent expressly permitted by this Section 12. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding on the parties' permitted successors and assigns.

     13. Independent Parties. By virtue of this Agreement, neither party constitutes the other as its agent (except as may otherwise be expressly provided herein), partner, joint venturer, or legal representative, and neither party has express or implied authority to bind the other in any manner whatsoever.

     14. Counterparts / Facsimile Signatures. This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Facsimile signatures of the parties shall be binding with respect to execution of this Agreement.

     15. Rules of Construction. In this Agreement, unless a clear contrary intention appears:

          A.   The singular number includes the plural number and vice versa;

          B. Reference to any party includes such party's permitted successors and assigns;

          C.   Reference to any gender includes the other gender;

          D. Reference to any Section, Exhibit or Schedule means such section of this Agreement, exhibit to this Agreement or schedule to this Agreement, as the case may be, and references in any section or definition to any clause means such clause of such section or definition;

          E. "Herein," "hereunder," "hereof," "hereto," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular section or other provision of this Agreement;

          F. "Including" (and with the correlative meaning "include") means including without limiting the generality of any description preceding such term;

          G. Relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding" and "through" means "through and including";

          H. Reference to any law (including statutes and ordinances) means such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder;

          I. All accounting terms not specifically defined herein shall be construed in accordance with GAAP in effect on the date hereof - "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statement and pronouncements of the Financial Accounting Standards Board, applied on a consistent basis.

          J. In the event of any conflict between any of the provisions of the body of this Agreement and any exhibit or schedule hereto, the provisions of the body of this Agreement shall control;

          K. The headings contained in this Agreement have been inserted for convenience of reference only, and are not to be used in construing this Agreement; and

          L. Any rule of construction or interpretation which might otherwise require this Agreement to be construed or interpreted against either party shall not apply to any construction or interpretation hereof.

          16. Notices. All notices, requests, demands, and other communications permitted or required under this Agreement shall be in writing and shall be either personally delivered (including couriers such as Federal Express) or sent by pre-paid certified mail, return receipt requested, or facsimile transmission, with a confirmation copy personally delivered or sent by pre-paid certified mail, addressed or transmitted to the address set forth above of the party or the facsimile number stated below of the party to which notice is given, or to such other address or facsimile number as such party may have fixed by notice given in accordance with the terms hereof:

               To any member of the Nexell Group, to:

               President
               Nexell Therapeutics Inc.
               Facsimile Number: (949) 470-6645

               President
               Nexell of California, Inc.
               Facsimile Number: (949) 470-6645

               With a copy to:

               Bryan Cave LLP
               700 Thirteenth Street, N.W.
               Washington, DC 20005-3960
               Attn: Eric F. Stoer, Esq.
               Facsimile Number: (202) 508-6200

               To Baxter:

               President - Venture Management
               Facsimile Number: (847) 940-6271
               Amy L. Rockwell, Esq. - Assistant General Counsel
               Facsimile Number: (847) 940-6656



               With a copy to:

               Seyfarth, Shaw, Fairweather & Geraldson
               55 East Monroe Street
               Chicago, Illinois 60603-5803
               Attn:  Christopher A. Lause, Esq.
               Facsimile Number: (312) 269-8869

          Any notice, sent as provided above, shall be deemed given if personally delivered or, if sent by certified mail, upon delivery at the address provided for above (or, in the event delivery is refused, the first date on which delivery was tendered) or, if sent by facsimile transmission, upon receipt by the sender of confirmation of delivery.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.


                                             BAXTER HEALTHCARE CORPORATION

                                             By:______________________________
                                             Name:
                                             Title:



                                             NEXELL THERAPEUTICS INC
                                             By:______________________________
                                             Name:
                                             Title:


                                             NEXELL OF CALIFORNIA, INC
                                             By:______________________________
                                             Name:
                                             Title:

                                Schedule 1.2(B)

     For the purposes of Section 1.2(B) of the Royalty Agreement, the defined term "Distributed Products" means, collectively, the finished goods of the Isolex(R) and Maxsep(R) Products and Reagent Kits and other goods used in conjunction with Isolex(R) and Maxsep(R) Products, as indicated in this Schedule 1.2(B).

     For the purposes of this definition, Isolex(R) and Maxsep(R) Products means, individually and collectively, the products listed on this Schedule 1.2(B), which includes Isolex(R) and Maxsep(R) instruments and Isolex(R) and Maxsep(R) disposable sets, in each case as produced by Baxter as of December 17, 1997, which utilize automated systems for positive and negative immunomagnetic cell selection. From time to time, the products listed on this Schedule 1.2(B) will be changed by the parties to add new products, line extensions and improvements which were under development or were in research as of December 17, 1997, or have been identified as proposed new products in Schedule 1 of the Manufacturing Agreement, or that Baxter agreed to develop pursuant to the Original Services Agreement, in each case as consistent with the nature of the Isolex(R) and Maxsep(R) Products existing as of December 17, 1997 and with Baxter's legal obligations and technological capabilities (including, without limitation, regulatory requirements applicable to Baxter) up to the US Asset Transfer Closing Date (as defined in the Asset Transfer Agreement), and such new products, line extensions and improvements added to this Schedule 1.2(B) shall thereafter be treated as Isolex(R) and Maxsep(R) Products for all purposes of this Agreement.

For the purposes of this definition, Reagent Kits means the reagent kits specified in Schedule 1 to the Antibody Agreement and such other reagent kits as may be used from time to time in connection with the Isolex(R) and Maxsep(R) Products.11234

                   Distributed Products as of June 30, 1999

-------------------------------------------------------------------------------
                    SELECTION REAGENTS
                         Breast Cancer Tumor Removal
-------------------------------------------------------------------------------
RAR9941             MaxSep Breast Tumor 55KD MAb, Research Ex-Vivo Use
-------------------------------------------------------------------------------
RAR9938             MaxSep Breast Tumor 200KD MAb, Research Ex-Vivo Use
-------------------------------------------------------------------------------
RAR9948             MaxSep Breast Tumor 42KD MAb, Research Ex-Vivo Use
-------------------------------------------------------------------------------
ITX1041             Anti-Breast Cancer MAb Inv. Kit
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION REAGENTS
                         B-Cell Removal
                         Anti-CD19 Antibodies
-------------------------------------------------------------------------------
FAR9929             Anti-Human CD19-Research Use Only
-------------------------------------------------------------------------------
RAR9909             Anti-Human CD19, CE Mark
-------------------------------------------------------------------------------
FAR9590             CTI-Anti-Human CD19, Immunoselection MAbs
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Anti-CD20 Antibodies
-------------------------------------------------------------------------------
RAR9920             Anti-Human CD20 (CE Mark)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Isolex B-Cell Positive/Negative/With CD19/CD20
-------------------------------------------------------------------------------
ITX1035             Isolex 300 Reagent Kit +/- B-Cell Kit
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Anti-CD10 Antibodies
-------------------------------------------------------------------------------
RAR9901             Anti Human CD10
-------------------------------------------------------------------------------
ITX1031             Anti-Human CD10, Investigational, Eng. Lang.
-------------------------------------------------------------------------------
ITX1032             Anti-Human CD10, Investigational, Ger. Lang.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Anti-CD22 Antibodies
-------------------------------------------------------------------------------
FAR9927             Anti-Human CD22 - Research Use Only
-------------------------------------------------------------------------------
RAR9926             Anti-Human CD22- CE Mark
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Anti-CD23 Antibodies
-------------------------------------------------------------------------------
RAR9931             Anti-Human CD23
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Anti-CD37 Antibodies
-------------------------------------------------------------------------------
RAR9934             Anti-Human CD37
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION REAGENTS
                         T-Cell Selection
-------------------------------------------------------------------------------
FAR9908             MAb, CD8, Research Use
-------------------------------------------------------------------------------
FAR9904             MAb, CD4, Research Use
-------------------------------------------------------------------------------
ITX1038             MAb, CD8, Clinical, German Labeled
-------------------------------------------------------------------------------
ITX1037             MAb, CD4, Clinical, German Labeled
-------------------------------------------------------------------------------
ITX1021             MAb, CD4, Research
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ITX1022             MAb, CD8, Research
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION REAGENTS
                    Process Solutions
                    EDR9865Phosphate Buffered Saline, 3 LT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION REAGENTS
                    NON-GMP DYNAL PRODUCTS
               (U.S. only)
-------------------------------------------------------------------------------
4R5425              Dynabeads (M-450 Sheep antiMouse IgG) 10 mL
-------------------------------------------------------------------------------
4R9947              DETACHabead 4/8 5mL
-------------------------------------------------------------------------------
4R9949              Dynabeads M-450 CD14 10 mL
-------------------------------------------------------------------------------
4R5439              Dynabeads (M-450 CD4) IgM 10 mL
-------------------------------------------------------------------------------
4R4513              MPC-1 Magnetic Particle Concentrator
-------------------------------------------------------------------------------
4R5429              Dynabeads (M-450 goat antiMouse IgG) 10 mL
-------------------------------------------------------------------------------
4R5421              Dynabeads (M-450 Uncoated) 10 mL
-------------------------------------------------------------------------------
4R5441              Dynabeads (M-450 CD8) 10 mL
-------------------------------------------------------------------------------
4R5435              Dynabeads (M-450 Pan-T CD2) 10 mL
-------------------------------------------------------------------------------
4R5453              Dynabeads M-450 Sheep anti Mouse IgG1 (fc)ST, 10 mL
-------------------------------------------------------------------------------
4R5427              Dynabeads M-450 Sheep anti Mouse IgG1 (fc), 10 ml
-------------------------------------------------------------------------------
4R5431              Dynabeads M-450 Sheep anti-Rat IgG(Fc) 10 ml
-------------------------------------------------------------------------------
4R5437              Dynabeads M-450 Pan-B, 10 ml
-------------------------------------------------------------------------------
4R5423              Dynabeads M-450 Tosyl activated, 10 ml
-------------------------------------------------------------------------------
4R5443              Dynabeads M-280 Streptavidin, 10ml
-------------------------------------------------------------------------------
4R5445              Dynabeads M-280 Sheep anti Mouse IgG 10 ml
-------------------------------------------------------------------------------
4R5447              Dynabeads M-280 Sheep anti-Rabbit IgG 10 ml
-------------------------------------------------------------------------------
4R5449              Dynabeads M-450 Tosyl-Activated, 10 ml
-------------------------------------------------------------------------------
4R5410              DETACHabead
-------------------------------------------------------------------------------
4R9947              DETACHabead 4/8
-------------------------------------------------------------------------------
4R5413              Dynabeads M-450 CD4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    NON-SELECTION DISPOSABLES
               Storage
-------------------------------------------------------------------------------
4R9952         Cryocyte 250 ml
-------------------------------------------------------------------------------
4R9951         Cryocyte 50 ml with label pocket
-------------------------------------------------------------------------------
4R9953         Cryocyte 250 ml with label pocket
-------------------------------------------------------------------------------
4R9959         Cryocyte 1000 ml with label pocket
-------------------------------------------------------------------------------
4R9954         Cryocyte 500 ml
-------------------------------------------------------------------------------
4R9956         Cryocyte 750 ml
-------------------------------------------------------------------------------
4R9958         Cryocyte 1000 ml
-------------------------------------------------------------------------------
4R9955         Cryocyte 500 ml with label pocket
-------------------------------------------------------------------------------
4R9957         Cryocyte 750 ml with label pocket
-------------------------------------------------------------------------------
4R5460         Cryocyte Manifold Set
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    NON-SELECTION DISPOSABLES

-------------------------------------------------------------------------------
                    Expansion/Modification
                    PL732-Lifecell, Solution Transfer, Harvester, Cell Wash
-------------------------------------------------------------------------------
4C2475              Lifecell Filter Adapter Set
-------------------------------------------------------------------------------
4C2476              Lifecell Adapter Set
-------------------------------------------------------------------------------
4C2474              Lifecell Transfer Set (obsolete >4R9605)
-------------------------------------------------------------------------------
4R9834              Centrifuge Adapter
-------------------------------------------------------------------------------
4R9833              Cell Wash Set
-------------------------------------------------------------------------------
4R2113              Lifecell PL732 Tissue Culture
-------------------------------------------------------------------------------
4R2110              Lifecell PL732 Tissue Culture
-------------------------------------------------------------------------------
3L2100              33 mm Cap and Septum Combination
-------------------------------------------------------------------------------
4R2113P             Lifecell PL732 Tissue Culture
-------------------------------------------------------------------------------
4R2111              Lifecell PL732 Tissue Culture
-------------------------------------------------------------------------------
4C2470              Lifecell Transfer Set w/Integral Airway Connector
-------------------------------------------------------------------------------
5C4446              5 Prong Manifold Set
-------------------------------------------------------------------------------
5C4447              10 Prong Manifold Set

-------------------------------------------------------------------------------
                    HARVESTER SYSTEM
-------------------------------------------------------------------------------
4R2997              Harvester Disposable Set
-------------------------------------------------------------------------------
4R2999              Reservoir Set, used w/Harvester
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         NON-SELECTION DISPOSABLES
                    EXPANSION/MODIFICATION
                    PL2417 - Lifecell, Expansion
-------------------------------------------------------------------------------
ITX1009             PL2417 Tissue Culture Flask (100-500 mL)
-------------------------------------------------------------------------------
ITX1008             PL2417 Tissue Culture Flask (500-2000 mL)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    NON-SELECTION HARDWARE
                         Harvester System
-------------------------------------------------------------------------------
4R4960              Fenwal Cell Harvester System
-------------------------------------------------------------------------------
4R4961              Cell Harvester System - International
-------------------------------------------------------------------------------
4R9832              Harvester Workstation
-------------------------------------------------------------------------------
4R4960R             Fenwal Cell Harvester System (Refurbished)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    NON-SELECTION HARDWARE
                    Solution Transfer Pump
-------------------------------------------------------------------------------
4R4345              Solution Transfer Pump
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    DISTRIBUTED ASSAY KITS
-------------------------------------------------------------------------------
4R9900              Stem Cell CFU Kit for Research Use 35 tests
-------------------------------------------------------------------------------
FAR9864             Epimet Epithelial Cell Detection Fixation Sol. B
-------------------------------------------------------------------------------
FAR9863             Epimet Epithelial Cell Detection Kit
-------------------------------------------------------------------------------
FAR9871             Epimet Epithelial Cell Detection Sample Kit
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              SELECTION HARDWARE
                         MaxSep
-------------------------------------------------------------------------------
4R4511              MaxSep Magnetic Cell Separator
-------------------------------------------------------------------------------
4R4511R             MaxSep Magnetic Cell Separator (refurbished)
-------------------------------------------------------------------------------
R4R9709             MaxSep Magnetic Cell Separator
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SELECTION HARDWARE
                    Isolex 50
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
4R4519              Isolex 50 Magnetic Cell Separator
-------------------------------------------------------------------------------
4R4516              Rotator-Adapter for Isolex 50
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION HARDWARE
                         Isolex 300SA
-------------------------------------------------------------------------------
ITX1048             Isolex(TM) 300SA, Research Labeled
-------------------------------------------------------------------------------
OFTX1027            Isolex(TM) 300SA, Investigational
-------------------------------------------------------------------------------
OR4R9722            Isolex(TM) 300SA (CE-Marked)
-------------------------------------------------------------------------------
OITX1006            Isolex 300 Adapter for 50mL Chamber
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION HARDWARE
                    Isolex 300i
-------------------------------------------------------------------------------
ITX1051             Isolex 300i Instrument, Research Labeling
-------------------------------------------------------------------------------
ITX1017             Isolex 300i Instrument
-------------------------------------------------------------------------------
R4R9750             Isolex 300(i) (CE-Marked)


                    SELECTION DISPOSABLES
                    MaxSep
-------------------------------------------------------------------------------
4R5401              MaxSep Disposable Set
-------------------------------------------------------------------------------
ITX1011             MaxSep Disposables (Clinical)
-------------------------------------------------------------------------------
R4R9700             MaxSep Disposable Set CE Mark
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION DISPOSABLES
                    Isolex 50
-------------------------------------------------------------------------------
4R5402              Disposable Set for Isolex 50
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION DISPOSABLES
                    Isolex 300SA
-------------------------------------------------------------------------------
ITX1050             Isolex(TM) 300 Disposable Set, Research Labeling
-------------------------------------------------------------------------------
OFTX1028            Isolex(TM) 300 Disposable Set
-------------------------------------------------------------------------------
OR4R9720            Isolex(TM) 300 Disposable Set (CE-Mark)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION DISPOSABLES
                    Isolex 300i
-------------------------------------------------------------------------------
ITX1052             Isolex 300i Disposable Set, Research Labeling
-------------------------------------------------------------------------------
ITX1016             Isolex 300i Disposable Set
-------------------------------------------------------------------------------
R4R9751             Isolex 300 (i) Disposable Set (CE-Marked)
-------------------------------------------------------------------------------
                    SELECTION REAGENTS
                         CD34 Positive Selection
-------------------------------------------------------------------------------
4R9540              Isolex 50 Stem Cell Res. Kit w/Peptide
-------------------------------------------------------------------------------
ITX1049             Isolex 300 SA/I Reagent Kit, Research
-------------------------------------------------------------------------------
ITX1030             Isolex 300 Reagent Kit (1-1-1) w/SC Releasing Agnt
-------------------------------------------------------------------------------
R4R9752             Isolex 300 Stem Cell Reagent Kit (CE-Marked)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION REAGENTS
               Beads for Magnetic Selection
-------------------------------------------------------------------------------
4R9950              Dynabeads SAM IgG 10ml GMP, Research Label
-------------------------------------------------------------------------------
ITX1053             Dynabeads SAM IgG 10ml GMP, Invest. Labeling
-------------------------------------------------------------------------------
RAR9950             Dynabeads SAM IgG 10ml GMP (CE Marked)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SELECTION REAGENTS
               Bulk Purified Sheep-Anti Mouse Contract Manufacture for Dynal
-------------------------------------------------------------------------------
RAR9905             Sheep, Anti-Mouse MAB to Dynal
-------------------------------------------------------------------------------